UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Vital Farms, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39411	27-0496985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 South Congress Avenue Suite A100 Austin, Texas		78704
(Address of Principal Executive Offices)		(Zip Code)

(877) 455-3063

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VITL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 7, 2026, Vital Farms, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 29, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

The information provided in this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 1, 2026, management of the Company elected to wind down and discontinue its butter product offerings to focus on its core egg product categories, with such discontinuation expected to be substantially completed by the end of fiscal 2026.

In connection with the discontinuation plan, the Company expects to incur butter inventory-related charges, costs, and write-downs, packaging write-downs, and other related discontinuation costs. The Company is not able to estimate the amount or range of amounts of such potential costs, including any amounts that will result in future cash expenditures, as of the date of this Current Report. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the actions described above. The Company undertakes to file an amendment to this Current Report within four business days of such time as its management is able in good faith to estimate the amount, or range of amounts, of these costs.

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the scope, expected costs, timing and financial impacts of the planned discontinuation of the Company’s butter products.

These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the Company’s ability to execute the discontinuation as currently planned, changes in the timing or scope of the discontinuation, operational or commercial developments that affect the wind-down process, the impact on relationships with consumers, customers, suppliers and other third parties, and other risks described in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company does not undertake to update any forward-looking statements or information, including those contained in this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Farms, Inc.

Dated: May 7, 2026	By:	/s/ Thilo Wrede
Thilo Wrede
Chief Financial Officer